--------------------------------------------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Premier Portfolio

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 14, 2002

Dear Shareholder:

This report discusses the investment results, market activity and outlook for Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2002.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital through all market conditions. The Portfolio invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards and leverage. In contrast to most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets. This fund is designed for the sophisticated investor who appreciates both the potential and risk of the Portfolio's investment strategies.

Investment Results

The following table provides the performance data for the Portfolio and its benchmark, the Russell 1000 Growth Index, over the six- and 12-month periods ended April 30, 2002.

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Select
Investor Series
Premier Portfolio
  Class A                                                    -3.05%      -21.50%
--------------------------------------------------------------------------------
  Class B                                                    -3.34%      -21.96%
--------------------------------------------------------------------------------
  Class C                                                    -3.34%      -21.96%
--------------------------------------------------------------------------------
Russell 1000
Growth Index                                                 -2.13%      -20.10%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment including Alliance Select Investor Series Premier Portfolio.

      Additional investment results appear on pages 6-10.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six- and 12-month periods ended April 30, 2002, the Portfolio underperformed its benchmark, the Russell 1000 Growth Index. The main reason for the Portfolio's underperformance was the underperformance of several of its largest holdings (Tyco International Ltd., AOL Time Warner, Inc., Pfizer, Inc., Nokia Corp. ADR,, Sprint Corp. (PCS Group) and AT&T Wireless Services, Inc.). The Portfolio's relative underweight position in technology, overweight position in financials and strong performance from Kohl's Corp., Johnson & Johnson, United Health Group, Inc., Tenet Healthcare Corp. and MBNA Corp. helped relative performance. However, it was not enough to offset weak stock selection.

The Portfolio's largest overweight position continues to be in the financial sector. Below market valuations combined with a mid-teens growth rate has made this sector appealing for several years. Consumer finance companies benefited from lower borrowing costs, and therefore margin expansion, as the U.S. Federal Reserve lowered interest rates 475 basis points. The Portfolio's three main consumer finance holdings (MBNA Corp. and Household International, Inc.) thus benefited from the Federal Reserve's actions. As the year progressed, consensus grew that the improving economy might curb loan losses and encourage consumers to use credit cards.

Depressed trading and slow merger and acquisition activity was evident for the brokerage companies (The Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co.), as many reported weaker earnings. The number of U.S. merger and acquisition deals fell nearly 40% from the day Enron filed for Chapter 11 protection. Despite declining profits, cost cutting and layoffs, which continue to characterize these companies, brokerage stocks should benefit from a resurgent economy that improves the merger and acquisition outlook and helps the equity issuance business.

The Portfolio's largest underweight position was in technology. Technology stocks suffered as corporate America reduced information technology (IT) budgets in the weaker economy. Having spent at abnormally high levels in preparation for Y2K, businesses were holding back on new outlays for technology. Except for the post September 11 rally through calendar year-end, this sector continues to be plagued by high valuations and a lack of corporate spending.

The health care sector benefited from being more of a safety sector during the uneasy earnings environment. Those companies that delivered on earnings outperformed the market. Baxter International and Johnson & Johnson outperformed due to new product approval and improving fundamentals. Health care providers like Tenet Healthcare Corp. and United Health Group, Inc. outperformed as premium growth outstripped increased costs. Several pharmaceutical stocks suffered from generic competition, approval delays from the Food & Drug Administration and/or manufacturing problems.


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Throughout the past 12 months, the consumer continued to spend. Lower interest rates helped consumers lower their monthly mortgages, and therefore improved their discretionary spending. Retail stocks (Kohl's Corp., Home Depot, Inc., Wal-Mart Stores, Inc. and Target Corp.) outperformed as a result of this strong consumer spending. Several of these retail stocks benefited from the closing of Kmart stores. Wireless service stocks (AT&T Wireless Services Inc.) underperformed as pricing pressures, slowing subscriber additions and widening credit spreads dragged the sector down. Media stocks closed the book for 2001 on the worst advertising year in recent memory, where total advertising spending plummeted 9.8%. Weakness was evident in both advertising-driven and subscription-dependent media companies like AOL Time Warner, Inc.

Market Environment and Outlook

We maintain a cautiously optimistic outlook with reference to the U.S. economy, and expect the recovery to be subdued. The recession was largely a business-led recession, and the consumer has remained relatively steady over the course of the last year. Little pent-up demand may leave consumer spending with limited room to accelerate or provide the additional thrust necessary for a continued sharp upturn. We agree that corporate demand will likely edge back upwards as we move through this period, but the timing and degree will ultimately determine the strength and sustainability of the recovery. Although economic data has been promising, the business sector has not reported a significant turn in corporate profitability and companies remain generally cautious regarding capital spending and rehiring activity.

We believe it is likely that the U.S. Federal Reserve will hold its neutral stance near-term, and possibly look for opportunities later in 2002 to raise interest rates. Consequently, expectations for returns for both the benchmark and the Portfolio will depend on the strength and sustainability of the recovery. However, the Portfolio's structure allows us the flexibility to adjust the positions and take advantage of whatever case scenario plays out for the economy.

Portfolio Strategy

Relative to its benchmark, the Portfolio remains overweight in consumer cyclicals such as retail, media and consumer finance stocks. Evidence at the company level continues to suggest that corporate capital spending on technology will lag the corporate profits recovery by a couple of quarters. As the recovery picks up over the course of the year, we expect to gradually increase the Portfolio's aggressiveness by purchasing technology while reducing overweight positions in steady growth financials, such as Freddie Mac, that are more vulnerable to rising interest rates.

Overall, the Portfolio remains concentrated in companies that have aggressively restructured and taken market share from their competitors during the downturn. While one can debate how a 'U' shaped recovery versus a 'V' shaped rebound will alter the pace of earnings acceleration, we believe that the earn-


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

ings leverage will be significant in either scenario. Furthermore, the Portfolio's holdings have weathered the bursting of the capital spending bubble, the recession and most recently concerns about earnings quality. Once earnings accelerate, these tested names should regain some of the valuation premiums that have been eroded over the last two years and contribute to the Portfolio's appreciation.

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our long-term outlook for the U.S. economy and financial markets remains favorable, and valuations have become more reasonable with price-to-earnings (P/E) multiples at 23x on cyclically depressed earnings for the S&P 500. It is important to understand that the marriage of fundamentals and price is critically dependent on first having a reasonable confidence in our understanding the fundamentals. During the last two quarters, we have become more confident on macroeconomic grounds that "the worst is over." At a stock specific level, market leaders in the retail, media and consumer finance sectors confirm this. In technology, there are signs of stabilization (most fourth quarter earnings reports from 2001 met guidance and 2002 guidance is flat to slightly up). We anticipate gradually adding to the Portfolio's technology positions as the fundamental outlook improves toward the second half of 2002 or valuation opportunities present themselves.

We continue to have a net long position between 95% to 100% within a probable range of 80% to 120%, and anticipate staying within this range until we see evidence to the contrary of our "economic recovery" thesis. However, we will remain active in terms of opportunistic trading. At the end of the quarter, the gross long portfolio had a weighted average P/E multiple of 25x for 24% projected 2002 earnings growth versus 23x for 12% earnings growth for the S&P
500. We believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (two times the market's growth rate) for a market multiple. Our bottom-up, company-specific research process is especially important in today's environment where disappointing fundamentals are treated harshly by the market.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]   John D. Carifa

[PHOTO]   Alfred Harrison

[PHOTO]   Michael J. Reilly

Portfolio managers, Alfred Harrison and Michael J. Reilly, have 52 years of combined investment experience.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 4/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Select Investor Series Premier Portfolio Class A:   $8,702

Russell 1000 Growth Index:                                   $8,530

                                Alliance
                         Select Investor Series             Russell 1000
                            Premier Portfolio             Growth Stock Index
-------------------------------------------------------------------------------
     7/31/98                     $ 9,577                       $10,000
     4/30/99                     $12,334                       $12,352
     4/30/00                     $15,687                       $15,759
     4/30/01                     $11,085                       $10,676
     4/30/02                     $ 8,702                       $ 8,530

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 4/30/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

*     Closest month-end after Fund's Class A share inception date of 7/29/98.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

  Alliance Select Investor Series Premier Portfolio--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                            Alliance Select Investor Series       Russell 1000
                                 Premier Portfolio                Growth Index
--------------------------------------------------------------------------------
    4/30/99*                             28.40%                       23.52%
    4/30/00                              27.18%                       27.57%
    4/30/01                             -29.34%                      -32.25%
    4/30/02                             -21.50%                      -20.10%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Select Investor Series Premier Portfolio.

* The Portfolio's return for the period ended 4/30/99 is from the Portfolio's inception date of 7/29/98 through 4/30/99. The benchmark's return for the period ended 4/30/99 is from 7/31/98 through 4/30/99.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES           PORTFOLIO STATISTICS

Class A Shares            Net Assets ($mil): $175.5
7/29/98
Class B Shares
7/29/98
Class C Shares
7/29/98

SECTOR BREAKDOWN

Consumer Services

  15.7% Retail-General Merchandise
   4.6% Broadcasting & Cable                      [PIE CHART OMITTED]
   1.4% Entertainment & Leisure

Health Care

  12.8% Medical Services
   6.9% Medical Products
   2.8% Drugs
   1.6% Biotechnology

Finance

   5.3% Mortgage Banking
   2.5% Insurance
   2.4% Brokerage & Money Management
  11.2% Miscellaneous

Technology

   5.2% Computer Software
   4.3% Computer Services
   3.6% Communication Equipment
   2.3% Semiconductor Components
   0.5% Semiconductor Capital Equipment
   0.3% Computer Hardware

Consumer Staples

   2.5% Retail-Food & Drug
   1.4% Beverages
   0.4% Household Products
   0.2% Cosmetics

Multi-Industry

   2.5% Multi-Industry

   9.6% Short-Term

All data as of April 30, 2002. The Portfolio's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

COUNTRY BREAKDOWN

  97.6% United States                [PIE CHART OMITTED]
   2.4% Finland

All data as of April 30, 2002. The Portfolio's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year               -21.50%                   -24.81%
           Since Inception*               -2.60%                    -3.71%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year               -21.96%                   -25.08%
           Since Inception*               -3.30%                    -3.55%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year              -21.96%                   -22.74%
           Since Inception*              -3.30%                    -3.30%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                                     Class A          Class B         Class C
--------------------------------------------------------------------------------
                    1 Year           -7.55%            -8.01%         -5.13%
           Since Inception*          -1.62%            -1.46%         -1.19%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3%year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all classes: 7/29/98.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)

                                                                      Percent of
Company                                                   Value       Net Assets
--------------------------------------------------------------------------------
Kohl's Corp.                                        $11,055,000            6.3%
--------------------------------------------------------------------------------
MBNA Corp.                                           11,011,479            6.3
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              7,700,937            4.4
--------------------------------------------------------------------------------
Microsoft Corp.                                       7,609,056            4.3
--------------------------------------------------------------------------------
Home Depot, Inc.                                      7,222,127            4.1
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                6,654,659            3.8
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                 6,080,150            3.5
--------------------------------------------------------------------------------
Fannie Mae                                            5,146,236            2.9
--------------------------------------------------------------------------------
Johnson & Johnson(a)                                  4,732,398            2.7
--------------------------------------------------------------------------------
Baxter International, Inc.                            4,432,510            2.5
--------------------------------------------------------------------------------
                                                    $71,644,552           40.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                  ------------------------------
                                                              Shares
                                                  ------------------------------
Purchases                                         Bought        Holdings 4/30/02
--------------------------------------------------------------------------------
Amgen, Inc.                                       50,500                  50,500
--------------------------------------------------------------------------------
Anheuser Busch Cos., Inc.                         31,000                  31,000
--------------------------------------------------------------------------------
Cardinal Health, Inc.                             29,200                  87,800
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                37,800                  37,800
--------------------------------------------------------------------------------
Freddie Mac                                       58,300                  58,300
--------------------------------------------------------------------------------
Intel Corp.                                       37,400                  80,800
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   21,900                  21,900
--------------------------------------------------------------------------------
Microsoft Corp.                                   24,100                 145,600
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             39,700                  69,400
--------------------------------------------------------------------------------
Wyeth                                             15,200                  20,700
--------------------------------------------------------------------------------

Sales                                               Sold        Holdings 4/30/02
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                            128,700                  97,900
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                     384,900                     -0-
--------------------------------------------------------------------------------
Citigroup, Inc.                                   96,400                     -0-
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                    114,900                  65,800
--------------------------------------------------------------------------------
Fannie Mae                                        59,500                  65,200
--------------------------------------------------------------------------------
General Electric Co.                             343,000                     -0-
--------------------------------------------------------------------------------
MBNA Corp.                                       195,300                 310,620
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                        185,300                 251,800
--------------------------------------------------------------------------------
Schering-Plough Corp.                             84,700                     -0-
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                          42,500                  87,700
--------------------------------------------------------------------------------

(a)   Adjusted for market value of options purchased


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-80.4%

Consumer Services-21.0%
Broadcasting & Cable-4.4%
AOL Time Warner, Inc.(a) .......................        97,900       $ 1,862,058
Clear Channel Communications, Inc.(a) ..........        37,800         1,774,710
Comcast Corp. - Special Cl. A(a) ...............        27,300           730,275
Viacom, Inc. Cl. B(a) ..........................        73,208         3,448,097
                                                                     -----------
                                                                       7,815,140
                                                                     -----------
Entertainment & Leisure-1.4%
Harley-Davidson, Inc. ..........................        46,200         2,448,138
                                                                     -----------
Retail - General Merchandise-15.2%
Best Buy Co., Inc.(a) ..........................         6,500           483,275
Home Depot, Inc. ...............................       155,750         7,222,127
Kohl's Corp.(a)(b) .............................       150,000        11,055,000
Target Corp. ...................................        91,300         3,985,245
Wal-Mart Stores, Inc. ..........................        69,400         3,876,684
                                                                     -----------
                                                                      26,622,331
                                                                     -----------
                                                                      36,885,609
                                                                     -----------
Healthcare-20.4%
Biotechnology-1.5%
Amgen, Inc.(a) .................................        50,500         2,670,440
                                                                     -----------

Drugs-0.7%
Wyeth ..........................................        20,700         1,179,900
                                                                     -----------

Medical Products-5.9%
Baxter International, Inc. .....................        77,900         4,432,510
Johnson & Johnson ..............................        54,300         3,467,598
Medtronic, Inc. ................................        55,000         2,457,950
                                                                     -----------
                                                                      10,358,058
                                                                     -----------
Medical Services-12.3%
Cardinal Health, Inc. ..........................        87,800         6,080,150
Tenet Healthcare Corp.(a) ......................        90,700         6,654,659
UnitedHealth Group, Inc. .......................        87,700         7,700,937
WellPoint Health Networks, Inc.(a) .............        16,400         1,231,312
                                                                     -----------
                                                                      21,667,058
                                                                     -----------
                                                                      35,875,456
                                                                     -----------
Finance-18.3%
Brokerage & Money Management-2.3%
Merrill Lynch & Co., Inc. ......................        36,600         1,535,004
Morgan Stanley Dean Witter & Co. ...............        18,300           873,276
The Goldman Sachs Group, Inc. ..................        20,700         1,630,125
                                                                     -----------
                                                                       4,038,405
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Insurance-2.4%
American International Group, Inc. ...............       45,500      $ 3,144,960
Travelers Property Casualty Corp., Cl. A(a) ......       55,600        1,033,604
                                                                     -----------
                                                                       4,178,564
                                                                     -----------
Mortgage Banking-5.1%
Fannie Mae .......................................       65,200        5,146,236
Freddie Mac ......................................       58,300        3,809,905
                                                                     -----------
                                                                       8,956,141
                                                                     -----------
Miscellaneous-8.5%
Household International, Inc. ....................       65,800        3,835,482
MBNA Corp. .......................................      310,620       11,011,479
                                                                     -----------
                                                                      14,846,961
                                                                     -----------
                                                                      32,020,071
                                                                     -----------
Technology-15.5%
Communication Equipment-3.5%
Cisco Systems, Inc.(a) ...........................      136,300        1,996,795
Nokia Corp. ADR (Finland) ........................      251,800        4,094,268
                                                                     -----------
                                                                       6,091,063
                                                                     -----------
Computer Hardware/Storage-0.3%
Dell Computer Corp.(a) ...........................       18,100          476,754
                                                                     -----------

Computer Services-4.1%
Concord EFS, Inc.(a) .............................       24,600          801,714
Electronic Data Systems Corp. ....................       65,800        3,570,308
First Data Corp. .................................       35,700        2,837,793
                                                                     -----------
                                                                       7,209,815
                                                                     -----------
Computer Software-5.0%
Microsoft Corp.(a) ...............................      145,600        7,609,056
PeopleSoft, Inc.(a) ..............................       24,900          576,933
VERITAS Software Corp.(a) ........................       21,900          620,646
                                                                     -----------
                                                                       8,806,635
                                                                     -----------
Semiconductor Capital Equipment-0.4%
Applied Materials, Inc.(a) .......................       31,400          763,648
                                                                     -----------

Semiconductor Components-2.2%
Intel Corp. ......................................       80,800        2,311,688
Maxim Integrated Products, Inc.(a) ...............       21,900        1,090,620
Texas Instruments, Inc. ..........................       16,400          507,252
                                                                     -----------
                                                                       3,909,560
                                                                     -----------
                                                                      27,257,475
                                                                     -----------


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares,
                                              Contracts(c) or
                                                    Principal
                                                       Amount
Company                                                 (000)              Value
--------------------------------------------------------------------------------

Consumer Staples-4.2%
Beverages-1.4%
Anheuser-Busch Cos., Inc. ..................          31,000        $  1,643,000
PepsiCo, Inc. ..............................          14,400             747,360
                                                                    ------------
                                                                       2,390,360
                                                                    ------------
Cosmetics-0.2%
Avon Products, Inc. ........................           7,500             418,875
                                                                    ------------

Household Products-0.2%
The Procter & Gamble Co. ...................           3,400             306,884
                                                                    ------------

Retail - Food & Drug-2.4%
Walgreen Co. ...............................         112,000           4,230,240
                                                                    ------------
                                                                       7,346,359
                                                                    ------------
Multi-Industry-1.0%
Tyco International, Ltd.(b) ................          95,293           1,758,156
                                                                    ------------

Total Common Stocks
   (cost $128,007,652) .....................                         141,143,126
                                                                    ------------

CALL OPTIONS PURCHASED-6.9%(a)
Citigroup, Inc.
   expiring Jan '03 @ $25 ..................           2,287           4,219,515
Colgate - Palmolive Co.
   expiring Jan '03 @ $30 ..................             185             442,150
General Electric Co.
   expiring Jan '03 @ $20 ..................           2,120           2,501,600
Johnson & Johnson
   expiring Jan '03 @ $30 ..................             372           1,264,800
Pfizer, Inc.
   expiring Jan '03 @ $25 ..................           2,848           3,317,920
Wyeth
   expiring Jan '03 @ $40 ..................             185             326,525
                                                                    ------------
Total Call Options Purchased
   (cost $16,115,486) ......................                          12,072,510
                                                                    ------------
SHORT-TERM INVESTMENTS-9.3%
Commercial Paper-8.5%
American Express Co.
   1.88%, 5/01/02 ..........................        $ 14,792          14,792,000
                                                                    ------------

Time Deposit-0.8%
Bank of New York
   1.56%, 5/01/02 ..........................           1,460           1,460,000
                                                                    ------------

Total Short-Term Investments
   (cost $16,252,000) ......................                          16,252,000
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
Company                                            Contracts(c)           Value
--------------------------------------------------------------------------------

Total Investments-96.6%
   (cost $160,375,138) ........................                   $ 169,467,636
                                                                  -------------

CALL OPTIONS WRITTEN-(0.0%)(a)
Tyco International, Ltd.
   expiring May '02 @ $30 .....................          365             (1,825)
                                                                  -------------

Total Call Options Written
   (premiums received $24,819) ................                          (1,825)
                                                                  -------------

SECURITIES SOLD SHORT-(0.8%)
Juniper Networks, Inc.(a) .....................      (36,500)          (369,015)
Motorola, Inc. ................................      (18,200)          (280,280)
SAP AG (ADR) (Germany) ........................      (17,700)          (577,020)
WorldCom, Inc. - WorldCom Group(a) ............      (72,900)          (180,719)
                                                                  -------------

Total Securities Sold Short
   (proceeds $1,549,673) ......................                      (1,407,034)
                                                                  -------------
Total Investments, Net of Outstanding
   Call Options Written and Securities
   Sold Short-95.8%
   (cost $158,800,646) ........................                     168,058,777
Other assets less liabilities-4.2% ............                       7,436,045
                                                                  -------------

Net Assets-100% ...............................                   $ 175,494,822
                                                                  =============

(a)   Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize call options written and short sales. This collateral has a total market value of approximately $3,989,925.

(c)   One contract relates to 100 shares unless indicated otherwise.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $160,375,138) ......    $ 169,467,636
Receivable for investment securities sold ....................       28,230,991
Receivable for capital stock sold ............................           36,266
Interest and dividends receivable ............................           34,631
Other assets .................................................           10,000
                                                                  -------------
Total assets .................................................      197,779,524
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $1,549,673) ........        1,407,034
Outstanding call options written, at value
   (premiums received $24,819) ...............................            1,825
Due to custodian .............................................          269,432
Payable for investment securities purchased ..................       19,123,383
Payable for capital stock redeemed ...........................          944,549
Advisory fee payable .........................................          139,218
Distribution fee payable .....................................          125,912
Administration fee payable ...................................           45,646
Variation margin payable on futures contracts ................            9,750
Accrued expenses .............................................          217,953
                                                                  -------------
Total liabilities ............................................       22,284,702
                                                                  -------------
Net Assets ...................................................    $ 175,494,822
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      20,089
Additional paid-in capital ...................................      276,331,755
Accumulated net investment loss ..............................       (2,035,382)
Accumulated net realized loss on investments, short sales,
   written options, foreign currency and futures transactions      (108,070,021)
Net unrealized appreciation of investments,
   short sales, written options and futures ..................        9,248,381
                                                                  -------------
                                                                  $ 175,494,822
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($48,807,861/5,475,421 shares of capital stock
   issued and outstanding) ...................................            $8.91
Sales charge--4.25% of public offering price .................              .40
                                                                          -----
Maximum offering price .......................................            $9.31
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($79,265,772/9,143,606 shares of capital stock
   issued and outstanding) ...................................            $8.67
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($47,421,189/5,470,358 shares of capital stock
   issued and outstanding) ...................................            $8.67
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $13,053) ...................................    $  527,343
Interest .........................................       137,357
                                                      ----------
                                                                   $    664,700
Expenses
Advisory fee .....................................     1,499,570
Distribution fee--Class A ........................        90,011
Distribution fee--Class B ........................       475,667
Distribution fee--Class C ........................       293,820
Transfer agency ..................................       115,964
Administrative fee ...............................        68,750
Custodian ........................................        51,818
Audit and legal ..................................        34,095
Printing .........................................        32,523
Registration .....................................        19,734
Directors' fees ..................................         9,750
Miscellaneous ....................................         8,380
                                                      ----------
Total expenses ...................................                    2,700,082
                                                                   ------------
Net investment loss ..............................                   (2,035,382)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales, Written
Options, Futures and Foreign Currency
Transactions
Net realized loss on investment
   transactions ..................................                  (12,396,887)
Net realized loss on short sale
   transactions ..................................                      (46,012)
Net realized gain on written option
   transactions ..................................                      343,305
Net realized loss on futures
   transactions ..................................                     (307,517)
Net realized gain on foreign currency
   transactions ..................................                        1,103
Net change in unrealized
   appreciation/depreciation of
   investments, short sales,
   written options and futures ...................                    9,591,652
                                                                   ------------
Net loss on investments ..........................                   (2,814,356)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ....................................                 $ (4,849,738)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Six Months
                                                       Ended       Year Ended
                                                  April 30, 2002   October 31,
                                                   (unaudited)        2001
                                                  --------------  -------------
Increase (Decrease) in Net Assets
  from Operations
Net investment loss ..........................    $  (2,035,382)  $  (4,150,442)
Net realized loss on investments, short sales,
   written options, foreign currency and
   futures transactions ......................      (12,406,008)    (90,534,037)
Net change in unrealized
   appreciation/depreciation of
   investments, short sales,
   written options and futures ...............        9,591,652     (47,853,102)
                                                  -------------   -------------
Net decrease in net assets from operations ...       (4,849,738)   (142,537,581)
Distributions to Shareholders from:
Net realized gain on investments .............               -0-     (3,381,676)
Capital Stock Transactions
Net decrease .................................      (33,904,352)    (37,837,678)
                                                  -------------   -------------
Total decrease ...............................      (38,754,090)   (183,756,935)
Net Assets
Beginning of period ..........................      214,248,912     398,005,847
                                                  -------------   -------------
End of period ................................    $ 175,494,822   $ 214,248,912
                                                  =============   =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Biotechnology Portfolio, the Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes premiums and amortizes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. The Basic Fee may be increased to as much as 1.40% annualized or decreased to as little as .80% annualized. The fee will equal 1.10% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from August 1998 through the current month until the Agreement has been in effect for 36 months. During the six months ended April 30, 2002, the effective advisory fee was at the annualized rate of 1.40% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 2002 such fees amounted to $68,750.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $67,916 for the six months ended April 30, 2002.

For the six months ended April 30, 2002 the Fund's expenses were reduced by $499 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $520 from the sale of Class A shares and $541, $183,306 and $3,752 in contingent deferred sales charges imposed upon redemptions by share holders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2002.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2002 amounted to $426,990, of which $4,500 was paid to Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,340,055 and $1,231,004 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $141,352,467 and $178,970,892, respectively, for the six months ended April 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $18,572,232 and gross unrealized depreciation of investments was $9,479,734 resulting in net unrealized appreciation of $9,092,498, excluding written options and short sales.

At October 31, 2001, the Fund had a net capital loss carryover of $87,109,568 which expires in 2009. To the extent that any net capital loss carryover is used to offset future gains, those gains will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

value of the contract at the time it was opened and the time it was closed. At April 30, 2002, the Fund had outstanding futures contracts as follows:

                                                                       Value at
               Number of                 Expiration     Original       April 30,         Unrealized
   Type        Contracts      Position      Month        Value           2002           Depreciation
===========    =========      =========  ==========     ========      ==========        ============
Standard &
Poor's 500                                  June
Index             15          Short         2002       $4,029,750     $4,039,500           $(9,750)

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Transactions in options written for the six months ended April 30, 2002 were as follows:

                                                    Number of
                                                    Contracts         Premiums
                                                    =========       ============

Options outstanding at beginning of year ........          -0-      $        -0-
Options written .................................       3,343         1,104,367
Options terminated in closing purchase
   transactions .................................      (2,828)       (1,019,999)
Options expired .................................        (150)          (59,549)
                                                     --------       -----------
Options outstanding at April 30, 2002 ...........         365       $    24,819
                                                     --------       -----------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized,


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      --------------------------------------        ----------------------------------------
                                        Shares                                        Amount
                      --------------------------------------        ----------------------------------------
                      Six Months Ended            Year Ended        Six Months Ended              Year Ended
                        April 30, 2002           October 31,          April 30, 2002             October 31,
                            (unaudited)                 2001              (unaudited)                   2001
                      --------------------------------------------------------------------------------------
Class A
Shares sold                  4,678,035             6,602,499            $ 45,870,280            $ 74,481,657
------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                     -0-               55,124                      -0-                738,107
------------------------------------------------------------------------------------------------------------
Shares converted
  from Class B                  51,443                    -0-                511,112                      -0-
------------------------------------------------------------------------------------------------------------
Shares redeemed             (5,585,248)           (8,646,411)            (54,428,380)            (95,242,525)
------------------------------------------------------------------------------------------------------------
Net decrease                  (855,770)           (1,988,788)           $ (8,046,988)           $(20,022,761)
============================================================================================================

Class B
Shares sold                    715,773             3,634,133            $  6,966,398            $ 43,973,148
------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                     -0-               71,015                      -0-                933,137
------------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                   (52,832)                   -0-               (511,112)                     -0-
------------------------------------------------------------------------------------------------------------
Shares redeemed             (2,276,539)           (5,438,187)            (21,539,775)            (57,844,555)
------------------------------------------------------------------------------------------------------------
Net decrease                (1,613,598)           (1,733,039)           $(15,084,489)           $(12,938,270)
============================================================================================================

Class C
Shares sold                    794,274             3,583,161            $  7,732,068            $ 43,490,522
------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                     -0-               41,510                      -0-                545,437
------------------------------------------------------------------------------------------------------------
Shares redeemed             (1,956,254)           (4,538,246)            (18,504,943)            (48,912,606)
------------------------------------------------------------------------------------------------------------
Net decrease                (1,161,980)             (913,575)           $(10,772,875)           $ (4,876,647)
============================================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2002.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------------------------------------
                                                                        Class A
                                         ---------------------------------------------------------------------
                                             Six Months                                               July 29,
                                                  Ended               Year Ended October 31,        1998(a) to
                                         April 30, 2002        ---------------------------------   October 31,
                                            (unaudited)           2001         2000         1999          1998
                                         ---------------------------------------------------------------------
Net asset value,
  beginning of period ...............           $  9.19        $ 14.21     $  14.18      $  9.53       $ 10.00
                                         ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ..............              (.07)          (.09)        (.20)        (.22)         (.03)
Net realized and unrealized
  gain (loss) on investments,
  short sales, written
  options, futures and foreign
  currency transactions .............              (.21)         (4.81)         .35         4.87          (.44)
                                         ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................              (.28)         (4.90)         .15         4.65          (.47)
                                         ---------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ....................                -0-          (.12)        (.12)          -0-           -0-
                                         ---------------------------------------------------------------------
Net asset value,
  end of period .....................           $  8.91        $  9.19     $  14.21      $ 14.18       $  9.53
                                         =====================================================================
Total Return
Total investment return based
  on net asset value(c) .............             (3.05)%       (34.77)%       1.02%       48.79%        (4.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................           $48,808        $58,209     $118,233      $84,657       $25,835
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements ..................              2.01%(d)       1.93%        1.69%        2.18%         2.50%(d)
  Expenses, before waivers/
    reimbursements ..................              2.01%(d)       1.93%        1.69%        2.20%         2.70%(d)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense on short sales .              2.01%(d)       1.93%        1.69%        2.20%         2.70%(d)
  Net investment loss, net of
    waivers/reimbursements ..........             (1.39)%(d)      (.82)%      (1.24)%      (1.70)%       (1.19)%(d)
Portfolio turnover rate .............                75%           345%         174%          87%           29%

See footnote summary on page 29.

--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                           FINANCIAL HIGHLIGHTS
                                                           --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        -----------------------------------------------------------------------
                                                                       Class B
                                        -----------------------------------------------------------------------
                                            Six Months                                                 July 29,
                                                 Ended                Year Ended October 31,         1998(a) to
                                        April 30, 2002         ----------------------------------   October 31,
                                           (unaudited)          2001         2000          1999            1998
                                        -----------------------------------------------------------------------
Net asset value,
  beginning of period ..........              $  8.97        $ 13.96     $  14.03      $   9.49         $ 10.00
                                        -----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) .........                 (.10)          (.17)        (.30)         (.30)           (.04)
Net realized and unrealized
  gain (loss) on investments,
  short sales, written
  options, futures and foreign
  currency transactions ........                 (.20)         (4.70)         .35          4.84            (.47)
                                        -----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................                 (.30)         (4.87)         .05          4.54            (.51)
                                        -----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............                   -0-          (.12)        (.12)           -0-             -0-
                                        -----------------------------------------------------------------------
Net asset value,
  end of period ................              $  8.67        $  8.97     $  13.96      $  14.03         $  9.49
                                        =======================================================================
Total Return
Total investment return based
  on net asset value(c)  .......                (3.34)%       (35.18)%        .31%        47.84%          (5.10)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............              $79,266        $96,527     $174,402      $115,624         $38,887
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements .............                 2.72%(d)       2.64%        2.40%         2.87%           3.20%(d)
  Expenses, before waivers/
    reimbursements .............                 2.72%(d)       2.64%        2.40%         2.89%           3.39%(d)
  Expenses, before waivers/
    reimbursements,
    excluding interest
    expense on short sales .....                 2.72%(d)       2.64%        2.39%         2.89%           3.39%(d)
  Net investment loss,
    net of waivers/
    reimbursements .............                (2.10)%(d)     (1.54)%      (1.95)%       (2.40)%         (1.87)%(d)
Portfolio turnover rate ........                   75%           345%         174%           87%             29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------------------------
                                                                        Class C
                                     ---------------------------------------------------------------------------------
                                         Six Months                                                          July 29,
                                              Ended                     Year Ended October 31,             1998(a) to
                                     April 30, 2002              ----------------------------------        October 31,
                                        (unaudited)                 2001          2000         1999               1998
                                     ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........           $  8.97               $ 13.96      $  14.03      $  9.50            $ 10.00
                                     ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) .........              (.10)                 (.17)         (.31)        (.30)              (.04)
Net realized and unrealized
  gain (loss) on investments,
  short sales, written
  options, futures and foreign
  currency transactions ........              (.20)                (4.70)          .36         4.83               (.46)
                                     ---------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..............              (.30)                (4.87)          .05         4.53               (.50)
                                     ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............                -0-                 (.12)         (.12)          -0-                -0-
                                     ---------------------------------------------------------------------------------
Net asset value,
  end of period ................           $  8.67               $  8.97      $  13.96      $ 14.03            $  9.50
                                     =================================================================================
Total Return
Total investment return based
  on net asset value(c)  .......             (3.34)%              (35.18)%         .31%       47.68%             (5.00)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............           $47,421               $59,513      $105,370      $61,517            $20,904
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements .............              2.72%(d)              2.63%         2.39%        2.87%              3.20%(d)
  Expenses, before waivers/
    reimbursements .............              2.72%(d)              2.63%         2.39%        2.89%              3.39%(d)
  Expenses, before waivers/
    reimbursements,
    excluding interest
    expense on short sales .....              2.72%(d)              2.63%         2.39%        2.89%              3.39%(d)
  Net investment loss,
    net of waivers/
    reimbursements .............             (2.10)%(d)            (1.54)%       (1.95)%      (2.40)%            (1.85)%(d)
Portfolio turnover rate ........                75%                  345%          174%          87%                29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund

ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 35

NOTES

--------------------------------------------------------------------------------
36 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPSR0402